Exhibit 10.30
THIRD AMENDMENT TO LEASE
THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) is entered into effective as of the 31st day of August, 2011 (“Amendment Date”), by and between NEA GALTIER, LLC, a Delaware limited liability company (“Landlord”), and CRAY INC., a Washington corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement dated July 2, 2009, and amended the Lease via two previous lease Amendments dated October, 2009 and April 21, 2011 (collectively, the “Lease”) concerning the leasing of premises in the property commonly known as Galtier Plaza located in the City of St. Paul, County of Ramsey, State of Minnesota, as more fully described in the Lease; and
B.    The parties wish to amend the Lease as set forth in this Second Amendment.
AGREEMENT
In consideration of the covenants of the parties’ contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

2.Base Rent. The current Gross Full Service Rent schedule is hereby deleted in its entirety and replaced instead with the following:
Gross Full Service Rent for the Premises shall be the amounts set forth on the rent chart set forth on attached and incorporated Schedule 1 (for the time periods reflected therein) (the “Rent Chart”).
3.Commencement Date. The Commencement Date for each of the fifth floor Suites (Suite 550 and Suite 560) is August 1, 2011.

4.Condition of the Fifth Floor Space. Except as set forth in the Third Amendment, Tenant accepts the Fifth Floor Space in its “AS-IS” condition on the Amendment Date.

5.Landlord is duly authorized to do so by all necessary action, and this Third Amendment is enforceable against Landlord in accordance with its terms.

6.Conflict of Terms. In the event of a conflict between the terms of this Third Amendment and the terms of the Lease, the terms of this Third Amendment shall govern.

7.No Further Modification of Lease. Except to the extent modified herein, all other terms and provisions of the Lease shall remain in full force and effect.

8.Entire Agreement. This Third Amendment supersedes all prior negotiations, representations, understandings and agreements of, by or between Landlord and Tenant with respect to the subject matter hereof, all of which shall be deemed fully merged herein.

9.Invalidity. If any provision of this Third Amendment shall be invalid or unenforceable, the remainder of this Third Amendment or the application of such provision other than to the extent that it is invalid or unenforceable shall not be affected, and each provision of this Third Amendment shall remain in full force and effect notwithstanding the invalidity or unenforceability of such provision, but only to the extent that application and/or enforcement, as the case may be, would be equitable and consistent with the intent of the parties in entering into this Third Amendment.

10.Counterparts; Facsimile/Electronic Mail. This Third Amendment may be signed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. A facsimile or electronic copy of this Third Amendment and any signatures thereon will be considered for all purposes as originals.

IN WITNESS WHEREOF, this Third Amendment to Lease has been executed as of the Amendment Date.

LANDLORD:
NEA GALTIER, LLC,
a Delaware limited liability company
By: National Exchange Advisors Galtier, LLC,
a Delaware limited liability company,
its sole member
By: National Exchange Advisors, LLC,
a California limited liability company,
its manager
By:/s/ Steven M. Resnick
Steven M. Resnick, Managing Member
TENANT: CRAY INC. By: /s/ Wayne J. Kugel Name: Wayne J. Kugel Title: SVP Operations

SCHEDULE 1
Rent Chart

		First Floor		Second Floor				Third Floor	Fifth Floor			Total Monthly
Lease Term		B1	B2-A	A-1	A-2	A-3	A-4	Suite 310	Suite 550	Suite 560	560 Expansion	Rent
			4,467
Start Date	End Date	4,840	320	13,993	8,463	5,714	13,575	4,996	5,787	4,147	384

11/1/2010	6/30/2011	$7,619.46	$7,032.26	$22,028.75	$13,323.04	$8,995.37	$21,370.70	$8,302.02	$0.00	$0.00	$0.00	$88,671.60

8/1/2011	10/31/2011	$7,619.46	$503.77	$22,028.75	$13,323.04	$8,995.37	$21,370.70	$8,302.02	$9,616.45	$6,528.49	$638.11	$98,926.16
11/1/2011	10/31/2012	$7,848.05	$518.88	$22,689.63	$13,722.74	$9,265.24	$22,011.84	$8,551.08	$9,904.94	$6,724.35	$657.25	$101,894.02
11/1/2012	10/31/2013	$8,083.49	$534.45	$23,370.32	$14,134.43	$9,543.20	$22,672.20	$8,807.67	$10,202.16	$6,926.09	$676.97	$104,950.97
11/1/2013	10/31/2014	$8,326.00	$550.48	$24,071.42	$14,558.46	$9,829.49	$23,352.36	$9,071.84	$10,508.15	$7,133.87	$697.28	$108,099.35
11/1/2014	10/31/2015	$8,575.78	$566.99	$24,793.57	$14,995.21	$10,124.38	$24,052.93	$9,344.00	$10,823.40	$7,347.88	$718.19	$111,342.35
11/1/2015	10/31/2016	$8,833.05	$584.00	$25,537.37	$15,445.06	$10,428.11	$24,774.51	$9,624.32	$11,148.11	$7,568.32	$739.74	$114,682 59
11/1/2016	10/31/2017	$9,098.04	$601.52	$26,303.48	$15,908.41	$10,740.95	$25,517.74	$9,913.05	$11,482.55	$7,795.36	$761.93	$118,123.03
11/1/2017	10/31/2018	$9,370.98	$619.57	$27,092.59	$16,385.67	$11,063.18	$26,283.28	$10,210.44	$11,827.02	$8,029.23	$784.79	$121,666.75
11/1/2018	10/31/2019	$9,652.11	$638.16	$27,905.37	$16,877.23	$11,395.07	$27,071.78	$10,516.75	$12,181.83	$8,270.10	$808.33	$125,316.74
11/1/2019	4/30/2020	$9,941.68	$657.30	$28,742.54	$17,383.56	$11,736.93	$27,883.94	$10,832.25	$12,547.28	$8,518.21	$832.58	$129,076.28

Schedule 1, Page 1